Q2’22 Earnings Presentation \ \ 1 Second Quarter 2022 Results T R U S T E D W H E R E V E R T H E M I S S I O N L E A D S A u g u s t 9 , 2 0 2 2

Q2’22 Earnings Presentation \ \ 2 Disclaimers FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), and Section 27A of the Securities Act of 1933, as amended (the Securities Act), and the Private Securities Litigation Reform Act of 1995 and, as such, may involve risks and uncertainties. All statements included or incorporated by reference in this presentation, other than statements that are purely historical, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: the continued impact of COVID-19 and any variant strains thereof on the global economy and any current or future government mandated COVID-19 precautions, including mandatory vaccination; our ability to submit proposals for and/or win all potential opportunities in our pipeline; our ability to retain and renew our existing contracts; our ability to compete with other companies in our market; security breaches and other disruptions to our information technology and operation; our mix of cost-plus, cost-reimbursable, and firm-fixed-price contracts; maintaining our reputation and relationship with the U.S. government; protests of new awards; economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. or international government defense budgets; government regulations and compliance therewith, including changes to the DoD procurement process; changes in technology; intellectual property matters; governmental investigations, reviews, audits and cost adjustments; contingencies related to actual or alleged environmental contamination, claims and concerns; delays in completion of the U.S. government's budget; our success in extending, deepening, and enhancing our technical capabilities; our success in expanding our geographic footprint or broadening our customer base; our ability to realize the full amounts reflected in our backlog; impairment of goodwill; misconduct of our employees, subcontractors, agents, prime contractors and business partners; our ability to control costs; our level of indebtedness; terms of our credit agreement; inflation and interest rate risk; subcontractor performance; economic and capital markets conditions; our ability to maintain safe work sites and equipment; our ability to retain and recruit qualified personnel; our ability to maintain good relationships with our workforce; our teaming relationships with other contractors; changes in our accounting estimates; the adequacy of our insurance coverage; volatility in our stock price; changes in our tax provisions or exposure to additional income tax liabilities; risks and uncertainties relating to the Merger; risks and uncertainties relating to the Spin-off; changes in GAAP; and other factors described in Item 1A, “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021 and described in our other filings with the SEC. Use of Projections The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Vectrus’ control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Vectrus or its representatives considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), including forward-looking measures, which may be different from non-GAAP financial measures used by other companies. These non- GAAP measures, and other measures that are calculated using these non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. We have provided additional information regarding these measures throughout in an Appendix to this presentation. Reconciliations of our forward-looking non-GAAP measures to the closest corresponding GAAP measures are not available without unreasonable efforts due to the uncertainties discussed above, which could have a potentially significant impact on our future results.

Q2’22 Earnings Presentation \ \ 3 Chuck Prow President and Chief Executive Officer Susan Lynch Senior Vice President and Chief Financial Officer Call Participants

Q2’22 Earnings Presentation \ \ 4 Introducing V2X A leader in Critical Mission Solutions 1 V2X Second Half 2022 Guidance V2X Leading Indicators Agenda Merger Integration Update Vectrus Second Quarter 2022 Financial Results 2 3 4 5

Q2’22 Earnings Presentation \ \ 5 Introducing V2X, a Leader in Critical Mission Solutions Greater Scale and Market Leadership in the Converged Environment Increased & Enhanced Diversification4 Client Diversification Geographic Diversification Contract Type Diversification Army 41% Navy 22% Air Force 19% Other 18% CONUS 58% OCONUS 42% Fixed Price / T&M 52% Cost Plus 48% 1 Pro forma contribution from Vectrus and Vertex. 2 Adjusted EBITDA is a non-GAAP financial measure. Please see Non-GAAP definitions included in the appendix of this presentation. 3 As of 7/1/22. 4 As of 12/31/21. ~$3.6B Revenue >14K Employees ~$12B Backlog3 ~$290M Adjusted EBITDA2 Pro forma 2022 Estimates1

V2X's Unique & Comprehensive Capabilities

Capabilities:		1945 Founded as ITT Federal VECTRUS	1975 Founded by Beech Aerospace Services Vertex	V2X
Operations & Logistics	Supply Chain Management	✓	✓	✓
	Base Operations	✓		✓
	Security	✓	✓	✓
	Sustainment	✓	✓	✓
Aerospace	Defense Maintenance Services		✓	✓
	Integration & Sustainment		✓	✓
	MRO	✓	✓	✓
Training	Defense Training	✓	✓	✓
	Life Cycle Support		✓	✓
Technology	Sensor & Platforms		✓	✓
	Mission Support	✓	✓	✓
	Engineering & Digital Integration	✓		✓
	Modernization	✓	✓	✓

Q2'22 Earnings Presentation \\ 6

Q2’22 Earnings Presentation \ \ 7 $130M Air Force Global Strike Command $165M C-12 NavyAIMD $850M Naval Test Wing Atlantic $250M 7 years, Fixed-Price, New Vertex AwardsVectrus Awards V2X Notable Contract Wins in 2022 7 years, Fixed-Price, Recompete 5 years, Various, New 7 years, Fixed-Price, Recompete $54M KC-130J 5 years, Fixed-Price, Recompete $60M Spectrum Management 5 years, Cost-Plus, Recompete $30M Europe Contingency <1 year, Fixed-Price, New $27M Classified Programs 5-years, Cost-Plus, Recompete $8M Smart Warehouse 1-year, Fixed Price, New $5M Electromagnetic 5 years, Fixed-Price, Recompete IDIQ STARS III 7 years, Various, New IDIQ WOLF RAPID MAC 5 years, Cost-Plus, New

Q2’22 Earnings Presentation \ \ 8 V2X Leading Growth Indicators Trailing 12-month awards of ~$6 billion Expansion of current contract base remains strong during continuing resolution — Over $500 million of Q2’22 awards tied to expansion from current Vectrus programs — >$300 million of potential future awards related to INDOPACOM growth (Kwajalein) ~$12 billion backlog as of Q2’22 ~$14 billion in near-term new business opportunities — Includes opportunities that are submitted and expected to be submitted within 12 months — Proposal activity continues to be robust; expect continued new business awards in the second half of the year Revenue synergy and increased addressable market opportunities based on combined qualifications and scale

V2X Additional Growth Catalysts

Operations & Logistics
- Supply Chain Management
- Base Operations
- Security
- Sustainment

Aerospace
- Defense Maintenance Services
- Integration & Sustainment
- MRO

Training
- Defense Training
- Life Cycle Support

Technology
- Sensor & Platforms
- Mission Support
- Engineering & Digital Integration
- Modernization

Applicable Services Powered by Combination

NASA:

Facilities, Full Life Cycle Logistics, Engineering, Training, Testing, IT, and Range Support

>$500M

Estimated Annual Value

Special Operations Command (SOCOM):

Full Lifecycle Logistics, Aviation Maintenance & Modification, Training, Facilities & Warehousing, Rapid Response Support, Platform Integration, Communications Systems & IT

>$700M

Estimated Annual Value

National Science Foundation:

Facilities Maintenance & Infrastructure Support, IT & Communications, Air Operations, Austere Environment Support, Laboratory Operations, Aircraft Maintenance, Logistics

>$200M

Estimated Annual Value

Q2'22 Earnings Presentation \\ 9

Q2’22 Earnings Presentation \ \ 10 ($M, except per share data) 2H 2022 Guidance Revenue $1,900 - $1,940 Adjusted EBITDA2 $140 - $150 Adjusted Diluted Earnings Per Share2 $1.94 - $2.19 Net Cash Provided by Operating Activities Excluding M&A Costs2,3 $130 - $150 2022 guidance assumptions include: • Capital expenditures ~$16M • Depreciation and amortization ~ $32 million — Amortization of acquired intangible assets ~$23 million • Interest expense ~ $52 million • Tax rate of ~ 22.1% • Diluted EPS assumes 31.9 million weighted average diluted shares outstanding on December 31, 2022 1 V2X second half 2022 guidance represents contribution from both Vectrus and Vertex. 2 Due to the merger activities with Vertex, the company is not providing GAAP guidance or a reconciliation of forward-looking measures including adjusted diluted EPS to GAAP diluted EPS or adjusted EBITDA margin to GAAP net income due to the difficulty in quantifying certain amounts that are necessary for such reconciliation. 3 ~$40M of M&A related expenses paid on 7/5/2022. ~$10M of M&A expenses expected to be paid through the remainder of 2022. V2X Second Half 2022 Guidance1

V2X Cash Flow Strength and Delevering Profile

Net Leverage[1]


4.0x
~3.0x
~2.0-3.0x
Pro Forma at Close
Pro Forma 2023 YE Target
Long-Term Target

- **Strong cash flow generation**
- **Net debt at July 5th of $1.3 billion**
- **Low capex business model**
- **~$12 billion of pro forma backlog[2] expected to provide over three years of revenue coverage**

Q2'22 Earnings Presentation \\ 11

[1] Calculated utilizing bank EBITDA.
[2] As of 7/1/22.

Q2’22 Earnings Presentation \ \ 12 Vectrus Q2’22 Financial Results T R U S T E D W H E R E V E R T H E M I S S I O N L E A D S

Vectrus Standalone Q2'22[1] Highlights

V2X

Revenue of $498M (+6% y/y, +9% seq)

- LOGCAP V momentum and world affairs driving solid revenue performance

Q2 Operating Results:

- Operating income of $15.0 million includes ~$5.9 million of merger and integration related expenses
- Adjusted EBITDA[2] of $24.7 million and margin of 5.0%
- EPS of $0.88 and Adjusted diluted EPS[2] of $1.41

Strong QTD Operating Cash Flow of $46 million

- YTD Operating Cash Flow of $19.6 million (includes merger related expenses and CARES Act repayments of $13.8 million)

Solid Q2'22 awards >$600 million

Growth in INDOPACOM continues (9% of rev) with expanding footprint in the region

Supporting contingency efforts for European Deterrence Initiative

Successful transition of the US Army's EAGLE Contract at Ft. Benning

[1] Second quarter 2022 results are based on Vectrus' stand-alone financial metrics for the period ended July 1, 2022, and do not include contribution from The Vertex Company.
[2] See appendix for reconciliation of non-GAAP measures.

Q2'22 Earnings Presentation \\ 13

Vectrus Expanding in the Pacific & Europe

V2X

INDOPACOM

Our position in the Pacific continues to expand in support of mission requirements

- Vectrus recently assumed responsibility for the Logistics Civil Augmentation Facility in Subic Bay, expected for the next eight years.

DoD Budget (GFY'23) allocates $6.1 Billion for the Pacific Deterrence Initiative...

- And prioritizes China as the preeminent pacing challenge; Supports the requirements of the U.S. Indo-Pacific Command to maintain the comparative military advantage.

V2X positioned to support large scale exercise in 2023

- The DoD has slated the Talisman Saber exercise in 2023, a joint multilateral exercise with Australia, and 12 other allies and partners. The exercise is expected to drive additional growth in the region in 2023.

~$91M

Trailing Twelve Month Revenue

18 locations

EUCOM

The company's historical presence and differentiated capabilities are supporting current operations and expected growth in readiness and training

- Vectrus has provided mission critical support in Europe for more than 40 years.
- The company's training, facilities, IT, & engineering solutions are supporting enhanced readiness for clients.
- Our footprint and capabilities have led to an "urgent-and-compelling" $30 million award to provide support services in Europe.

DoD Budget (GFY'23) allocates $4.2 Billion for the European Deterrence Initiative

- Objectives include: 1) Increased Military Presence in Europe; 2) Additional Exercises and Training; 3) Enhanced Prepositioning of U.S. Equipment in Europe; 4) Improved Infrastructure for Greater Readiness; and 5) Building Partner Capacity.

~$147M

Trailing Twelve Month Revenue

31 locations

Q2'22 Earnings Presentation \\ 14

Q2’22 Earnings Presentation \ \ 15 1 See appendix for reconciliation of non-GAAP measures. Revenue ($M) Operating Income & Adj. EBITDA1 Diluted EPS Adj. Diluted EPS1 $470.8 $498.1 Q2'21 Q2'22 $22.6 $26.6 $15.0 $24.7 $1.35 $0.88 Q2'21 Q2'22 $1.52 $1.41 Q2'21 Q2'22 Vectrus Q2’22 Financial Results Q2’21 Q2’22

Q2’22 Earnings Presentation \ \ 16 YTD Operating Cash Flow ($M) $14.0 $19.6 Q2'21 Q2'22 Net Debt ($M) $105.2 $58.4 Q2'21 Q2'22  Strong Q2’22 operating cash flow generation of $46.0 million  YTD Net Cash Provided by Operations of $19.6 million: • Includes Merger related payments of ~$6 million & CARES Act Repayments of ~$8 million  Clear path to deleveraging new V2X debt structure Vectrus Cash Flow and Liquidity

Q2’22 Earnings Presentation \ \ 17 Merger Update T R U S T E D W H E R E V E R T H E M I S S I O N L E A D S

Integration Governance & Framework

Culture Match Delivers Unified Integration

- Joint governance structure
- Established cadence with joint accountability focused on results and synergy achievement
- Business summits conducted to harmonize processes and accelerate synergy realization
- Integration and synergy tracking managed by central project management office


V2X Integration Plan
V2X Integration Dashboard
V2X M&A
V2X M&A
V2X M&A

Q2'22 Earnings Presentation \ \ 18

Q2’22 Earnings Presentation \ \ 19 Seamless Start to Operating as “One V2X” March 7, 2022 Transaction announced July 5, 2022 Merger closed (ahead of schedule) August 1, 2022 Integration workstreams fully operational January 2023 V2X Commercial Rebranding • Former Vertex and Vectrus operating units focus on delivering 2022 commitments • Execute integration plans and achieving 2022 synergies Through – December 2022 January 2024 Full cost synergy run-rate achieved • Operate as integrated enterprise • Integration workstreams executed/completed January 2023 – December 2023 Integration Timeline and Goals We are here

Q2’22 Earnings Presentation \ \ 20 Key Takeaways… Investing with V2X Differentiated capabilities and robust portfolio of solutions providing full life- cycle support to the most critical & enduring missions Geographic, client, and contract diversity with no task order >11% of revenue and less than 50% cost type contracts Significant anticipated revenue visibility with >40% of revenue on contract through at least 2025 Strong market drivers and client funding Large pipeline of current opportunities and potential for significant incremental revenue growth through increased addressable market Robust cash flow and low capex business model Increased Diversification1 Client Diversification Geographic Diversification Contract Type Diversification Army 41% Navy 22% Air Force 19% Other 18% CONUS 58% OCONUS 42% Fixed Price / T&M 52% Cost Plus 48% 1 As of 12/31/21

Q2’22 Earnings Presentation \ \ 21 Appendix T R U S T E D W H E R E V E R T H E M I S S I O N L E A D S

Q2’22 Earnings Presentation \ \ 22 Reconciliation Of Non-GAAP Measures/Non-GAAP Definitions This presentation includes certain non-GAAP financial measures, including EBITDA and Pro forma Adjusted EBITDA. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Vectrus and Vertex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP.  Adjusted EBITDA related to Vectrus refers to earnings before interest, taxes, depreciation and amortization, as adjusted for one- time non-recurring items (as applicable).  Adjusted EBITDA related to Vertex refers to earnings before interest, taxes, depreciation and amortization, as adjusted for one-time non-recurring items (as applicable). 2022 adjusted EBITDA includes $10 million in a discount received by Vertex from Raytheon under the transition services agreement governing Raytheon’s continued provision of services to the TTS Business. Adjusted EBITDA also includes synergy assumption from Vertex’s previously closed acquisition of the TTS Business. The synergies include $18 million of expected annual cost savings, partially phased in 2022 and 2023 and reaching full run-rate in 2024. Adjusted EBITDA does not include one-time integration costs or costs to achieve expected synergies.  Adjusted EBITDA related to the combined entity of Vectrus and Vertex refers to earnings before interest, taxes, depreciation and amortization, as adjusted for one-time non-recurring items (as applicable). 2022 adjusted EBITDA includes $10 million in a discount received by Vertex from Raytheon under the transition services agreement governing Raytheon’s continued provision of services to the TTS Business. Adjusted EBITDA also includes synergy assumption from Vertex’s previously closed acquisition of the TTS Business.

Q2’22 Earnings Presentation \ \ 23 Reconciliation Of Non-GAAP Measures Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended July 1, 2022 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended July 1, 2022 Adjusted Revenue 498,066$ —$ —$ —$ 498,066$ Growth 5.8% 5.8 % Operating income 15,021$ 5,879$ —$ 2,122$ 23,022$ Operating margin 3.0% 4.6 % Interest expense, net (1,963)$ —$ —$ —$ (1,963)$ Income from operations before income taxes 13,058$ 5,879$ —$ 2,122$ 21,059$ Income tax expense 2,586$ 1,164$ —$ 420$ 4,170$ Income tax rate 19.8% 19.8 % Net income 10,472$ 4,715$ —$ 1,702$ 16,889$ Weighted average common shares outstanding, diluted 11,954 11,954 Diluted earnings per share 0.88$ 0.39$ —$ 0.14$ 1.41$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended July 1, 2022 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended July 1, 2022 Adjusted Operating Income 15,021$ 5,879$ —$ 2,122$ 23,022$ Add: Depreciation and Amortization 3,769$ —$ —$ (2,122)$ 1,647$ EBITDA 18,790$ 5,879$ —$ —$ 24,669$ EBITDA Margin 3.8% 5.0%

Q2’22 Earnings Presentation \ \ 24 Reconciliation Of Non-GAAP Measures Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended July 2, 2021 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended July 2, 2021 Adjusted Revenue 470,845$ —$ —$ —$ 470,845$ Operating income 22,580$ —$ 21$ 2,436$ 25,037$ Operating margin 4.8% 5.3 % Interest expense, net (2,253)$ —$ —$ —$ (2,253)$ Income from operations before income taxes 20,327$ —$ 21$ 2,436$ 22,784$ Income tax expense (benefit) 4,393$ —$ 4$ 463$ 4,860$ Income tax rate 21.6% 21.3 % Net income 15,934$ —$ 17$ 1,973$ 17,924$ Weighted average common shares outstanding, diluted 11,828 11,828 Diluted earnings per share 1.35$ —$ 0.00$ 0.17$ 1.52$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended July 2, 2021 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended July 2, 2021 Adjusted Operating Income 22,580$ —$ 21$ 2,436$ 25,037$ Add: Depreciation and Amortization 3,991$ —$ —$ (2,436)$ 1,555$ EBITDA 26,571$ —$ 21$ —$ 26,592$ EBITDA Margin 5.6% 5.6%

Q2’22 Earnings Presentation \ \ 25 Reconciliation Of Non-GAAP Measures Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Six Months Ended July 1, 2022 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Six Months Ended July 1, 2022 Adjusted Revenue 954,537$ —$ —$ —$ 954,537$ Growth 5.5% 5.5 % Operating income 20,257$ 14,947$ —$ 4,423$ 39,627$ Operating margin 2.1% 4.2 % Interest expense, net (3,643)$ —$ —$ —$ (3,643)$ Income from operations before income taxes 16,614$ 14,947$ —$ 4,423$ 35,984$ Income tax expense 3,287$ 2,957$ —$ 875$ 7,119$ Income tax rate 19.8% 19.8 % Net income 13,327$ 11,990$ —$ 3,548$ 28,865$ Weighted average common shares outstanding, diluted 11,917 11,917 Diluted earnings per share 1.12$ 1.01$ —$ 0.30$ 2.42$ EBITDA (Non-GAAP Measures) ($K) Six Months Ended July 1, 2022 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Six Months Ended July 1, 2022 Adjusted Operating Income 20,257$ 14,947$ —$ 4,423$ 39,627$ Add: Depreciation and Amortization 7,661$ —$ —$ (4,423)$ 3,238$ EBITDA 27,918$ 14,947$ —$ —$ 42,865$ EBITDA Margin 2.9% 4.5%

Q2’22 Earnings Presentation \ \ 26 Reconciliation Of Non-GAAP Measures Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Six Months Ended July 2, 2021 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Six Months Ended July 2, 2021 Adjusted Revenue 904,849$ —$ —$ —$ 904,849$ Operating income 39,114$ —$ 178$ 4,891$ 44,183$ Operating margin 4.3% 4.9 % Interest expense, net (4,186)$ —$ —$ —$ (4,186)$ Income from operations before income taxes 34,928$ —$ 178$ 4,891$ 39,997$ Income tax expense 6,946$ —$ 34$ 929$ 7,909$ Income tax rate 19.9% 19.9 % Net income 27,982$ —$ 144$ 3,962$ 32,088$ Weighted average common shares outstanding, diluted 11,823 11,823 Diluted earnings per share 2.37$ —$ 0.01$ 0.33$ 2.71$ EBITDA (Non-GAAP Measures) ($K) Six Months Ended July 2, 2021 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Six Months Ended July 2, 2021 Adjusted Operating Income 39,114$ —$ 178$ 4,891$ 44,183$ Add: Depreciation and Amortization 7,988$ —$ —$ (4,891)$ 3,097$ EBITDA 47,102$ —$ 178$ —$ 47,280$ EBITDA Margin 5.2% 5.2%

Q2’22 Earnings Presentation \ \ 27 TRUSTED WHEREVER THE M ISS ION LEADS